POWER OF ATTORNEY


     I, a holder of Series L Shares, American Depositary Shares each representing 20 Series L Shares, Series A Shares, and/or American Depositary Shares each representing one Series A Share (collectively, the "Securities") of Telefonos de Mexico, S.A. de C.V., a corporation with variable capital (sociedad anonima de capital variable) organized under the laws of Mexico (the "Company"), which Securities are registered pursuant to Section 12 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby constitute and appoint Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for me and in my name, place and stead and on my behalf, in any and all capacities, to sign any Schedule 13D or 13G and any and all amendments thereto and any other document relating thereto, and to file on my behalf any such Schedule 13D or 13G required to be filed pursuant to the Exchange Act, any amendment thereto and other document relating thereto and any exhibit thereto with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2002.


     February 5, 1998                          /s/ CARLOS SLIM HELU
                                               --------------------
                                               Carlos Slim Helu

                                POWER OF ATTORNEY


     I, a holder of Series L Shares, American Depositary Shares each representing 20 Series L Shares, Series A Shares, and/or American Depositary Shares each representing one Series A Share (collectively, the "Securities") of Telefonos de Mexico S.A., de C.V., a corporation with variable capital (sociedad anonima de capital variable) organized under the laws of Mexico (the "Company"), which Securities are registered pursuant to Section 12 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby constitute and appoint Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for me and in my name, place and stead and on my behalf, in any and all capacities, to sign any Schedule 13D or 13G and any and all amendments thereto and any other document relating thereto, and to file on my behalf any such Schedule 13D or 13G required to be filed pursuant to the Exchange Act, any amendment thereto and other document relating thereto and any exhibit thereto with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2004.



                                               /s/ CARLOS SLIM DOMIT
                                               ---------------------
     May 24, 1999                              By:  Carlos Slim Domit

                                POWER OF ATTORNEY


     I, a holder of Series L Shares, American Depositary Shares each representing 20 Series L Shares, Series A Shares, and/or American Depositary Shares each representing one Series A Share (collectively, the "Securities") of Telefonos de Mexico S.A., de C.V., a corporation with variable capital (sociedad anonima de capital variable) organized under the laws of Mexico (the "Company"), which Securities are registered pursuant to Section 12 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby constitute and appoint Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for me and in my name, place and stead and on my behalf, in any and all capacities, to sign any Schedule 13D or 13G and any and all amendments thereto and any other document relating thereto, and to file on my behalf any such Schedule 13D or 13G required to be filed pursuant to the Exchange Act, any amendment thereto and other document relating thereto and any exhibit thereto with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2004.


                                               /s/ MARCO ANTONIO SLIM DOMIT
                                               ----------------------------
     May 24, 1999                              By: Marco Antonio Slim Domit

                                POWER OF ATTORNEY


     I, a holder of Series L Shares, American Depositary Shares each representing 20 Series L Shares, Series A Shares, and/or American Depositary Shares each representing one Series A Share (collectively, the "Securities") of Telefonos de Mexico S.A., de C.V., a corporation with variable capital (sociedad anonima de capital variable) organized under the laws of Mexico (the "Company"), which Securities are registered pursuant to Section 12 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby constitute and appoint Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for me and in my name, place and stead and on my behalf, in any and all capacities, to sign any Schedule 13D or 13G and any and all amendments thereto and any other document relating thereto, and to file on my behalf any such Schedule 13D or 13G required to be filed pursuant to the Exchange Act, any amendment thereto and other document relating thereto and any exhibit thereto with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2004.



                                               /s/ PATRICK SLIM DOMIT
                                               ----------------------
     May 24, 1999                              By: Patrick Slim Domit

                                POWER OF ATTORNEY

     I, a holder of Series L Shares, American Depositary Shares each representing 20 Series L Shares, Series A Shares, and/or American Depositary Shares each representing one Series A Share (collectively, the "Securities") of Telefonos de Mexico S.A., de C.V., a corporation with variable capital (sociedad anonima de capital variable) organized under the laws of Mexico (the "Company"), which Securities are registered pursuant to Section 12 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby constitute and appoint Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for me and in my name, place and stead and on my behalf, in any and all capacities, to sign any Schedule 13D or 13G and any and all amendments thereto and any other document relating thereto, and to file on my behalf any such Schedule 13D or 13G required to be filed pursuant to the Exchange Act, any amendment thereto and other document relating thereto and any exhibit thereto with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2004.



                                               /s/ MARIA SOUMAYA SLIM DOMIT
                                               ----------------------------
     May 24, 1999                              By: Maria Soumaya Slim Domit

                                POWER OF ATTORNEY


     I, a holder of Series L Shares, American Depositary Shares each representing 20 Series L Shares, Series A Shares, and/or American Depositary Shares each representing one Series A Share (collectively, the "Securities") of Telefonos de Mexico S.A., de C.V., a corporation with variable capital (sociedad anonima de capital variable) organized under the laws of Mexico (the "Company"), which Securities are registered pursuant to Section 12 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby constitute and appoint Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for me and in my name, place and stead and on my behalf, in any and all capacities, to sign any Schedule 13D or 13G and any and all amendments thereto and any other document relating thereto, and to file on my behalf any such Schedule 13D or 13G required to be filed pursuant to the Exchange Act, any amendment thereto and other document relating thereto and any exhibit thereto with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2004.



                                               /s/ VANESSA PAOLA SLIM DOMIT
                                               ----------------------------
     May 24, 1999                              By: Vanessa Paola Slim Domit

                                POWER OF ATTORNEY


     I, a holder of Series L Shares, American Depositary Shares each representing 20 Series L Shares, Series A Shares, and/or American Depositary Shares each representing one Series A Share (collectively, the "Securities") of Telefonos de Mexico S.A., de C.V., a corporation with variable capital (sociedad anonima de capital variable) organized under the laws of Mexico (the "Company"), which Securities are registered pursuant to Section 12 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby constitute and appoint Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for me and in my name, place and stead and on my behalf, in any and all capacities, to sign any Schedule 13D or 13G and any and all amendments thereto and any other document relating thereto, and to file on my behalf any such Schedule 13D or 13G required to be filed pursuant to the Exchange Act, any amendment thereto and other document relating thereto and any exhibit thereto with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2004.


                                               /s/ JOHANNA MONIQUE SLIM DOMIT
                                               ------------------------------
     May 24, 1999                              By: Johanna Monique Slim Domit

                                POWER OF ATTORNEY


     I, a holder of Series L Shares, American Depositary Shares each representing 20 Series L Shares, Series A Shares, and/or American Depositary Shares each representing one Series A Share (collectively, the "Securities") of Telefonos de Mexico S.A., de C.V., a corporation with variable capital (sociedad anonima de capital variable) organized under the laws of Mexico (the "Company"), which Securities are registered pursuant to Section 12 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby constitute and appoint Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for me and in my name, place and stead and on my behalf, in any and all capacities, to sign any Schedule 13D or 13G and any and all amendments thereto and any other document relating thereto, and to file on my behalf any such Schedule 13D or 13G required to be filed pursuant to the Exchange Act, any amendment thereto and other document relating thereto and any exhibit thereto with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2002.

                                              CARSO GLOBAL TELECOM, S.A. DE C.V.

      February 5, 1998                        /s/ CARLOS SLIM HELU
                                              --------------------
                                              By: Carlos Slim Helu
                                              Title: Chairman of the Board
                                                     of Directors

                                POWER OF ATTORNEY


     I, a holder of Series L Shares, American Depositary Shares each representing 20 Series L Shares, Series A Shares, and/or American Depositary Shares each representing one Series A Share (collectively, the "Securities") of Telefonos de Mexico S.A., de C.V., a corporation with variable capital (sociedad anonima de capital variable) organized under the laws of Mexico (the "Company"), which Securities are registered pursuant to Section 12 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby constitute and appoint Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for me and in my name, place and stead and on my behalf, in any and all capacities, to sign any Schedule 13D or 13G and any and all amendments thereto and any other document relating thereto, and to file on my behalf any such Schedule 13D or 13G required to be filed pursuant to the Exchange Act, any amendment thereto and other document relating thereto and any exhibit thereto with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2002.

                                               GRUPO CARSO, S.A. DE C.V.

                                               /s/ CARLOS SLIM HELU
                                               --------------------
       February 5, 1998                        By:    Carlos Slim Helu
                                               Title: Chairman of the Board
                                                      of Directors

                                POWER OF ATTORNEY


     I, a holder of Series L Shares, American Depositary Shares each representing 20 Series L Shares, Series A Shares, and/or American Depositary Shares each representing one Series A Share (collectively, the "Securities") of Telefonos de Mexico S.A., de C.V., a corporation with variable capital (sociedad anonima de capital variable) organized under the laws of Mexico (the "Company"), which Securities are registered pursuant to Section 12 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby constitute and appoint Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for me and in my name, place and stead and on my behalf, in any and all capacities, to sign any Schedule 13D or 13G and any and all amendments thereto and any other document relating thereto, and to file on my behalf any such Schedule 13D or 13G required to be filed pursuant to the Exchange Act, any amendment thereto and other document relating thereto and any exhibit thereto with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2002.

                                         GRUPO FINANCIERO INBURSA, S.A. DE C.V.

      February 5, 1998                   /s/ Carlos Slim Helu
                                         --------------------
                                         By: Carlos Slim Helu
                                         Title: Chairman of the Board
                                         of Directors